EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Brooklyn ImmunoTherapeutics, Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2021 (the “Report”), I, Howard J. Federoff, Chief Executive Officer and President of the Registrant, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 15, 2022	/s/ Howard J. Federoff
Howard J. Federoff, Chief Executive Officer and President Brooklyn ImmunoTherapeutics, Inc.